UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2007

THE AES CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4300 Wilson Boulevard, Suite 1100
Arlington, Virginia	22203
(Address of principal executive offices)	(Zip code)

(703) 522-1315

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On October 16, 2007, The AES Corporation (the “Company”) issued a press release announcing the commencement of a cash tender offer for up to $1.24 billion of its outstanding 8.75% senior notes due 2008, 9.00% second priority senior secured notes due 2015 and 8.75% second priority senior secured notes due 2013 in accordance with the terms and conditions described in its Offer to Purchase dated October 16, 2007.

     The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 8.01 of this report on Form 8-K.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 16, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 16, 2007

THE AES CORPORATION

By:	/s/ VICTORIA D. HARKER
	Name:	Victoria D. Harker
	Title:	Chief Financial Officer